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                                                                   Exhibit 10.59


                     CROSS GUARANTY AND COLLATERAL AGREEMENT

      This Agreement is entered into between CAPCO Financial Company, a division of Cupertino National Bank ("CAPCO"), and Pacific Aerospace & Electronics, Inc. ("Pacific") and its wholly owned subsidiaries, Cashmere Manufacturing Co., Inc., Northwest Technologies, Inc., and Pacific Coast Technologies, Inc. (collectively "Subsidiaries").

      WHEREAS Pacific and the Subsidiaries have requested that CAPCO provide funding and other services to them collectively under which CAPCO would purchase accounts receivable generated and owned by each of the Subsidiaries and other assets owed by Pacific and the Subsidiaries; and

      WHEREAS Pacific and the Subsidiaries desire that the receivables and other assets purchased by CAPCO be pooled on a collective basis in order to create a single large base against which advances will be made to Pacific and who in turn may provide advances to the Subsidiaries;

      CAPCO is willing to provide these services on the terms and conditions set forth below, and in addition to the terms and conditions set forth in other agreements between CAPCO and the parties of even date, now, therefore, the parties agree as follows:

      1. Each Subsidiary shall transfer, sell and assign its eligible invoices and other assets ("Assets") to CAPCO pursuant to the terms set forth in respective agreements between it and CAPCO.

      2. For the purpose of calculating the advances to be made available as a result of purchased Assets, CAPCO shall be pool all Assets purchased from Pacific or any Subsidiary into


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one account and shall calculate the borrowing base in the aggregate without regard to the identity of the seller of each Asset.

      3. CAPCO shall make all advances that are available as a result of the purchased Assets payable to Pacific, and Pacific shall have the sole discretion and authority as to the distribution of the advances.

      4. In order to induce CAPCO into entering into this arrangement Pacific and each of its subsidiaries agree that they shall be jointly and severally liable for the following:

            a. All advances made by CAPCO to Pacific;

            b. All fees earned by CAPCO against outstanding advances;

            c. All collection costs incurred by CAPCO;

            d. All attorneys' fees as may be incurred by CAPCO in collecting any account;

            e. Any and all such further charges as Pacific or any of its subsidiaries shall be liable for pursuant to the terms of their respective agreements with CAPCO; and

            f. CAPCO shall not be obligated to notify Pacific or any Subsidiary of a default by any other party.

      5. Pacific and each of its subsidiaries hereby acknowledge receipt of copies of all lending documents between CAPCO and Pacific and/or CAPCO and each subsidiary.

      6. Neither Pacific nor any of its subsidiaries shall be permitted to terminate this Agreement without the written consent of CAPCO, and CAPCO may condition its agreement to terminate upon immediate payment in full of all sums due and owing to CAPCO.

      7. This Agreement shall be construed according to the laws of the State of Washington.


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      8. If any suit is commenced to enforce this Agreement suit shall be brought in the Superior Court of King County Washington, and the prevailing party shall be entitled to reasonable attorneys' fees.

      DATED this ____ day of February, 2003.

                                       CAPCO Financial Company, a division of
                                       Cupertino National Bank.


                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------


                                       Pacific Aerospace & Electronics, Inc.


                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------


                                       Cashmere Manufacturing Co., Inc.


                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------


                                       Northwest Technologies, Inc.


                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------


                                       Pacific Coast Technologies, Inc.


                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------


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